Exhibit 10.61

FOURTH AMENDMENT

FOURTH AMENDMENT, effective as of January 4, 2019 (this “Amendment”) to the Amended and Restated Master Purchase and Sale Agreement, dated as of March 6, 2017, as amended by the First Amendment, dated as of September 14, 2017, by the Second Amendment, dated as of November 3, 2017, by Omnibus Amendment No. 2 to Basic Documents (Ally-Carvana Flow), dated as of January 4, 2018 and by the Third Amendment, dated as of November 2, 2018 (the “Master Purchase and Sale Agreement”), among CARVANA AUTO RECEIVABLES 2016-1 LLC, a Delaware limited liability company, as Transferor (the “Transferor”), ALLY BANK, a Utah chartered bank, as a Purchaser (in such capacity, a “Purchaser”), and ALLY FINANCIAL INC., a Delaware corporation, as a Purchaser (in such capacity, a “Purchaser” and, together with Ally Bank, the “Purchasers”).

W I T N E S S E T H:

WHEREAS, the Transferors and the Purchasers are parties to the Master Purchase and Sale Agreement pursuant to which the Purchasers have agreed to purchase specified portfolios of receivables and related property from the Transferor; and

WHEREAS, the parties wish to amend the Master Purchase and Sale Agreement in certain respects;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS
1.1  Defined Terms. Unless otherwise defined herein, capitalized terms used in the above recitals and in this Amendment are defined in and shall have the respective meanings assigned to them in (or by reference in) Appendix A to the Master Purchase and Sale Agreement.

SECTION 2.   AMENDMENTS

2.1 Amendments to Section 2.1 (Commitments to Sell and Purchase Receivables Pools). Section 2.1(a) and Section 2.1(b) of the Master Purchase and Sale Agreement is hereby amended as set forth below by inserting each term thereof which is double underlined in the place where such term appears below and deleting the stricken text:

(a) Transferor Obligation. Upon the terms and subject to the conditions set forth in this Agreement, and in reliance on the covenants, representations, warranties and agreements set forth herein, the Transferor commits to sell to the Purchasers one Receivables Pool each calendar week during the Commitment Period, except for the calendar weeks within the period from January 4, 2019 to February 9, 2019 ~~November 2, 2018 to November 24, 2018~~, with a total Cutoff Date AggregateOutstanding Principal Balance for all such Receivables Pools sold during the Commitment Period, taken together, equal to the Commitment Amount and each Receivables Pool sold to the Purchaser shall have a Cutoff Date Aggregate Outstanding Principal Balance equal to at least 40% (adjusted downward for a nonmaterial amount resulting from application of the Selection Procedures, including the Freestyle Selection, at a Purchase Percentage of 40%) of the aggregate principal balance of all receivables originated by the Seller that meet the criteria described in the definition of “Eligible Receivable” during the second calendar week preceding the calendar week in which the related Closing Date shall occur related to such Receivables Pool during the Commitment Period; provided, that the Transferor shall not be obligated to sell any Receivables Pool if the related Second Step Receivables Purchase Price for such Receivables Pool is less than or equal to the Cutoff Date Aggregate Outstanding Principal Balance (collectively, the “Transferor Obligation”).

(b) Purchaser Obligation. Upon the terms and subject to the conditions set forth in this Agreement, including Section 2.1(c) below, and in reliance on the covenants, representations, warranties and agreements herein set forth, the Purchasers commit to purchase one Receivables Pool each calendar week during the Commitment Period, except for the calendar weeks within the period from January 4, 2019 to February 9, 2019 ~~November 2, 2018 to November 24, 2018~~, on each Closing Date designated by the Transferor pursuant to Section 4.1(a); provided that the sum of the Cutoff Date

Aggregate Outstanding Principal Balance for all Receivables Pools purchased during the Commitment Period shall not exceed the Commitment Amount (the “Purchaser Obligation”).

SECTION 3. MISCELLANEOUS
3.1 Effectiveness. This Amendment shall become effective as of the date first written above upon the receipt of a signed counterpart to this Amendment that has been duly executed and delivered by each of the parties hereto.

3.2 Continuing Effect of the Master Purchase and Sale Agreement. Except as specifically amended and modified above, the Master Purchase and Sale Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers under the Master Purchase and Sale Agreement, nor constitute a waiver of any provision of the Master Purchase and Sale Agreement.

3.3  Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Purchasers, the Servicer and their respective successors and permitted assigns.

3.4  Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter contemplated hereby.

3.5 GOVERNING LAW, SUBMISSION TO JURISDICTION, ETC.

(a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) THE TRANSFEROR AND THE PURCHASERS HEREBY MUTUALLY AGREE TO SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER BASIC DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE TRANSFEROR AND THE PURCHASERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) THE TRANSFEROR AND THE PURCHASERS EACH HEREBY WAIVES (TO EXTENT THAT IT MAY LAWFULLY DO SO) ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AMENDMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CARVANA AUTO RECEIVABLES 2016-1, LLC,
as Transferor

By:	/s/ Ernest C. Garcia III
Name: Ernest C. Garcia III
Title: President

ALLY BANK,
as Purchaser

By:	/s/ T. E. Elkins
Name: T. E. Elkins
Title: Senior Vice President, Direct Lending
and Clearlane

ALLY FINANCIAL INC.,
as Purchaser

By:	/s/ J. E. Schugel
Name: J.E. Schugel
Title: Chief Risk Officer

[SIGNATURES CONTINUE]

[Signature page to Fourth Amendment to Amended and Restated Master Purchase and Sale Agreement]

Agreed to and Accepted by:

CARVANA, LLC,
as Seller

By:	/s/ Ernest C. Garcia III
Name: Ernest C. Garcia III
Title: President

[Signature page to Fourth Amendment to Amended and Restated Master Purchase and Sale Agreement]

Acknowledged by:

BRIDGECREST CREDIT COMPANY, LLC,
as Servicer

By:	/s/ Daniel Gaudreau
Name: Daniel Gaudreau
Title: Treasurer

[Signature page to Fourth Amendment to Amended and Restated Master Purchase and Sale Agreement]